SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Willow Grove Bancorp, Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

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

                     [Willow Grove Bancorp, Inc. Letterhead]

                                                                 October 6, 2000

Dear Stockholder:

      You are cordially invited to attend the second Annual Meeting of Stockholders of Willow Grove Bancorp, Inc. The meeting will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 9, 2000 at 11:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

      It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Willow Grove Bancorp, Inc. is sincerely appreciated.

                                Very truly yours,


                                /s/ Frederick A. Marcell, Jr.
                                Frederick A. Marcell, Jr.
                                President and Chief Executive Officer

                           WILLOW GROVE BANCORP, INC.
                            Welsh & Norristown Roads
                         Maple Glen, Pennsylvania 19002
                                 (215) 646-5405

                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 9, 2000

                               -----------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Willow Grove Bancorp, Inc. (the "Company") will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 9, 2000 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1) To elect three directors for a three-year term expiring in 2003 and until their successors are elected and qualified;

      (2) To ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2001; and

      (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. Management is not aware of any other such business.

      The Board of Directors has fixed September 21, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ John T. Powers
                                             John T. Powers
                                             Corporate Secretary

Maple Glen, Pennsylvania
October 6, 2000

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                           WILLOW GROVE BANCORP, INC.

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                November 9, 2000

      This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Willow Grove Bancorp, Inc. (the "Company"), the parent holding company of Willow Grove Bank (the "Bank"). The Company acquired all of the Bank's common stock issued in connection with the reorganization of the Bank into the federal mutual holding company form of ownership (the "Reorganization") in December 1998. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 9, 2000 at 11:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 6, 2000.

      The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of KPMG LLP for fiscal 2001, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Mr. John T. Powers, Corporate Secretary, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

      Only stockholders of record at the close of business on September 21, 2000 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 5,093,487 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. The proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

      As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Willow Grove Mutual Holding Company (the "MHC") owns a majority of the outstanding Common Stock as of the Voting Record Date. The MHC intends to vote all of the shares it owns for the Board's nominees for director and for the proposal to ratify the appointment of KPMG LLP as the Company's independent auditors, thereby ensuring that a quorum will exist at the Annual Meeting, and that each of such proposals will be adopted.

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

Election of Directors

      The Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

      At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2003 and until their successors are elected and qualified.

      No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and of the Bank except for Rosemary C. Loring, Esq. who was nominated to fill a vacancy on the Board.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director of the Company, including tenure as a director. Messrs. Hull and Kremp also serve as directors of the Bank and the MHC.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2003

                                                                                                   Company
                                                  Principal Occupation During                      Director
         Name              Age (1)                    the Past Five Years                           Since
------------------------  --------    ------------------------------------------------------      ---------
Lewis W. Hull                83       Director of the Bank since 1973; Chairman of Hull Corp         1998
                                      and Hull Company, manufacturing companies located in
                                      Hatboro, Pennsylvania and controlling shareholder of
                                      Hull Corp.

Charles F. Kremp, 3rd        57       Director of the Bank since 1994; President of Charles F.       1998
                                      Kremp, 3rd, Florist, Willow Grove, Pennsylvania.

Rosemary C. Loring, Esq.     50       President of the Remedy Intelligent Staffing franchise in       --
                                      Bucks and Montgomery Counties, Pennsylvania since
                                      1996; previously, Regional Vice President - Consumer
                                      Banking for First Union National Bank, formerly First
                                      Fidelity Bank.

-------------
(1)   As of June 30, 2000.

      The Board of Directors recommends that you vote FOR election of the nominees for director.

                      DIRECTORS WHOSE TERMS ARE CONTINUING

Directors with a Term Expiring in 2001

                                                                                                   Company
                                                  Principal Occupation During                      Director
         Name              Age (1)                    the Past Five Years                           Since
------------------------  --------    ------------------------------------------------------      ---------
J. Ellwood Kirk              70       Director of the Bank since 1978; Currently retired;            1998
                                      Previously, Mr. Kirk served as President of the Bank.

Frederick A. Marcell, Jr.    62       Director of the Bank since 1992; President and Chief           1998
                                      Executive Officer of the Bank since July 1992.

William B. Weihenmayer       53       Director of the Bank since 1996; self-employed real            1998
                                      estate investor, Huntingdon Valley, Pennsylvania.

-------------
(1)   As of June 30, 2000.

Directors with a Term Expiring in 2002

                                                                                                   Company
                                                  Principal Occupation During                      Director
         Name              Age (1)                    the Past Five Years                           Since
------------------------  --------    ------------------------------------------------------      ---------
William W. Langan            59       Chairman of the Board; Director of the Bank since              1998
                                      1986; President and owner of Marmetal Industries, Inc.,
                                      Horsham, Pennsylvania.

A. Brent O'Brien             62       Director of the Bank since 1996; President and owner           1998
                                      of the insurance broker firm Bean, Mason & Eyer, Inc.,
                                      Doylestown, Pennsylvania.

Samuel H. Ramsey, III        57       Director of the Bank since 1988; Owner of Samuel H.            1998
                                      Ramsey, III, Certified Public Accountants since 1973.

-------------
(1)   As of June 30, 2000.

Director Nominations; Meetings of the Board of the Company

      Nominations for director of the Company are made by the Board of Directors of the Company. During the fiscal year ended June 30, 2000, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has been a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served except for Mr. Kremp who attended 73% of the meetings.

Stockholder Nominations

      Article II, Section 14 of the Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of the Company. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the secretary of the Company not later than five (5) days prior to the date of the annual meeting of stockholders of the Company. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Any such nomination by a stockholder must be delivered or received no later than the close of business on November 4, 2000.

Executive Officers Who Are Not Directors

      Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of the Company and the Bank who do not serve as directors of the Company.

        Name                Age (1)                 Principal Occupation During the Past Five Years
----------------------    ----------    ---------------------------------------------------------------------------
Thomas M. Fewer               48        Senior Vice President of the Company; Senior Vice President and Senior
                                        Lending Officer of the Bank since 1997; and prior thereto, served as Vice
                                        President and Senior Lending Officer of the Bank.

Christopher E. Bell           42        Senior Vice President and Chief Financial Officer of the Company and the
                                        Bank since July 2000; previously, Vice President and Controller of the Bank;
                                        and prior thereto, served as Assistant Vice President of the Bank.

John T. Powers                50        Senior Vice President and Corporate Secretary of the Company; Senior Vice
                                        President, Community Banking and Corporate Secretary of the Bank since
                                        1997; and prior thereto, Vice President and Corporate Secretary of the Bank.

-------------
(1)   As of June 30, 2000.

Compliance with Section 16(a) of the 1934 Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock other than Willow Grove Mutual Holding Company which owns 55.2% of the Company's outstanding stock.

      Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the fiscal year ended June 30, 2000, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

Committees

      The Board of Directors has established the following committees, among others:

      Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three or more outside directors; and the current members of the Audit Committee are Messrs. Hull, Weihenmayer and Kirk, who is Chairman of the committee. The Audit Committee met four times in fiscal 2000.

      Compensation and Benefits Committee. It is the responsibility of the Compensation and Benefits Committee of the Board of Directors ("Compensation Committee") to institute a program which effectively provides incentive for executive management to lead the Company to its full potential. In July 1999, directors appointed to this committee were Messrs. Langan, Hull and O'Brien. No member of the Compensation Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries. The report of the Compensation Committee with respect to compensation and benefits for the Chief Executive Officer and all other executive officers is set forth below. The Compensation Committee met four times in fiscal 2000.

Report of the Compensation Committee

      The Compensation Committee's principal responsibility is to assist the Company and the Bank by implementing and overseeing a plan that provides incentive for executive management to help ensure the Company reaches its full potential. Efforts include assistance in recruiting and retaining qualified management, motivating its executives to achieve goals as outlined in the Company's business plan, and ensuring that appropriate executive compensation is aligned with the Company's overall objective of enhancing stockholder value.

      Senior management of the Company and Bank consist of a Chief Executive Officer, and three Senior Officers, as follows: Senior Vice President-Chief Financial Officer, Senior Vice President-Chief Lending Officer, and Senior Vice President-Community Banking/Corporate Secretary. Some of the factors considered in establishing base salary levels for these executives included the financial performance of the Company, including net income and various financial ratios, and the additional responsibilities associated with being a public company. The Compensation Committee also reviewed and approved salary increases and bonuses as recommended by the Bank's senior officers for the Bank's other officers and employees.

      The Compensation Committee increased Mr. Marcell's base salary by $15,000, or 9.0% to $182,000 for the fiscal year 2000, and provided for an average 16.0% salary increase for the three other senior officers. All issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer or employee participated in the review of his or her respective compensation.


                                                    William W. Langan, Chairman
                                                    Lewis W. Hull, Director
                                                    A. Brent O'Brien, Director

                             MANAGEMENT COMPENSATION

Summary Compensation Table

      The following table sets forth a summary of certain information concerning the compensation paid by the Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended June 30, 2000, 1999 and 1998 to the President and Chief Executive Officer of the Bank and the three other officers of the Bank whose compensation exceeded $100,000. The Company has not paid separate compensation to officers and directors.

===================================================================================================================================
                                                 Annual Compensation                   Long Term Compensation
                                          ---------------------------------------------------------------------------
                                                                                        Awards               Payouts
                                                                              ---------------------------------------
                                                                      Other      Restricted    Securities                All Other
         Name and               Fiscal                                Annual       Stock       Underlying      LTIP    Compensation
     Principal Position          Year       Salary        Bonus    Compensation   Awards(3)      Options      Payouts    (6)(7)(8)
                                                                       (2)
-----------------------------------------------------------------------------------------------------------------------------------
Frederick A. Marcell, Jr. (1)    2000      $182,000      $31,500    $    --    $162,500(4)        16,800         --        $24,238
  President and Chief            1999       167,000       27,500     20,043          --               --         --        17,213
  Executive Officer              1998       142,000       21,675         --          --               --         --        15,250
-----------------------------------------------------------------------------------------------------------------------------------
Thomas M. Fewer                  2000       107,500       18,000         --      84,870(5)        11,200         --        17,164
  Senior Vice President and      1999        92,500       19,500         --          --               --         --        11,475
  Senior Lending Officer         1998        87,500       13,977         --          --               --         --        10,785
-----------------------------------------------------------------------------------------------------------------------------------
John J. Foff, Jr                 2000       107,500       20,000         --      84,870(5)(9)     11,200         --        17,552
 Senior Vice President,          1999        92,500       19,500         --          --               --         --        11,475
 Chief Financial Officer and     1998        87,500       13,977         --          --               --         --        10,785
 Treasurer (9)
-----------------------------------------------------------------------------------------------------------------------------------
John T. Powers                   2000       107,500       18,000         --      84,870(5)        11,200         --        17,164
 Senior Vice President,          1999        92,500       19,500         --          --               --         --        10,802
 Community Banking and           1998        87,500       13,977         --          --               --         --         9,927
 Corporate Secretary
===================================================================================================================================

---------------

(1) In fiscal 1998, the Bank adopted a supplemental executive retirement plan ("SERP") for the benefit of Mr. Marcell. The Bank accrued $234,000 with respect to such SERP in fiscal 1998, $18,000 in fiscal 1999 and $18,000 in fiscal 2000.

(2) Excluding the amount paid Mr. Marcell in fiscal 1999, in the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officers during the years ended June 30, 2000, 1999 and 1998 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual. In fiscal 1999, the Bank awarded perquisites and other personal benefits to Mr. Marcell including $7,718 for health insurance and a supplemental life insurance premium of $7,435.

(3) Reflects the value of shares of restricted stock granted pursuant to the Recognition and Retention Plan (the "RRP"). Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted Common Stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned.

(4) Represents the grant of 17,931 shares of restricted Common Stock in fiscal 2000 pursuant to the RRP, which had a fair market value of $179,310 at June 30, 2000.

                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

(5) Represents the grant of 9,365 shares of restricted Common Stock in fiscal 2000 pursuant to the RRP, which had a fair market value of $93,650 at June 30, 2000.

(6) Under the Bank's 401(k) profit sharing plan for fiscal 2000, $5,375 was allocated to each of the accounts of Messrs. Marcell, Fewer, Foff and Powers.

(7) Under the Bank's money purchase pension plan in fiscal 2000, $12,000, $7,500, $7,500 and $7,500 was allocated to the accounts of Messrs. Marcell, Fewer, Foff and Powers, respectively.

(8) Represents the fair market value on June 30, 2000 ($10.00) of the 686, 429, 468 and 429 shares allocated to the ESOP accounts of Messrs. Marcell, Fewer, Foff and Powers, respectively during fiscal 2000.

(9) Mr. Foff resigned effective July 28, 2000, at which time Mr. Foff's unvested restricted stock awards were canceled.

Employment Agreements

      In connection with the Reorganization, the Bank (the "Employer") entered into employment agreements with each of Messrs. Marcell, Fewer and Powers (the "Executives"), which agreements superseded existing employment agreements with such persons. The Employer agreed to employ Mr. Marcell for a term of two years and Messrs. Fewer and Powers for a term of one year, in each case in their current respective positions. The agreements with the Executives are at their current salary levels. The Executives' compensation and expenses shall be paid by the Bank in the same proportion as the time and services actually expended by the Executives on behalf of the Employer. With respect to the Executives, the employment agreements are reviewed annually by the Board of Directors of the Employer. The term of the Executives' employment agreements shall be extended annually for a successive additional one-year period unless the Bank provides notice not less than 30 days prior to such date, not to extend the employment term.

      Each of the employment agreements is terminable with or without cause by the Employer. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employer for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Employer or the Employer changes the Executive's title or duties or (ii) the employment agreement is terminated by the Employer other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, the Executives will be entitled to a cash severance amount equal to their base salary plus bonus received in the prior year, multiplied by the number of years in the initial term of the employment agreement (two in the case of Mr. Marcell and one in the case of the other Executives).

      A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

      Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti- takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers of the Company and/or the Bank in the future.

      Directors' Compensation. Members of the Bank's Board of Directors, except for Mr. Marcell, receive $1,000 per Board meeting held and $500 per committee meeting attended, except members of the Audit Committee who receive $700. The Chairman of the Board of Directors receives $1,500 per Board meeting and the chairman of each committee receives $600 per committee meeting, except the chairman of the Audit Committee who received $800 per meeting. To receive such compensation, directors may not be absent for more than two Board meetings. Unattended committee meetings are not compensated. Board fees are subject to periodic adjustment by the Board of Directors.

      In 1998, the Company adopted a non-qualified retirement plan for the Bank's non-employee directors. Assuming the completion of ten years of service, this plan provides for fixed annual payments at retirement of $12,000 a year for a period of ten years. After six years, the individual director becomes 20% vested with the vesting benefit increasing by 20% per year through year ten. This plan provided credit for years of service prior to the plan's adoption.

      Money Purchase Plan. The Bank maintains a Money Purchase Plan (the "Retirement Plan") which provides retirement benefits for all full-time employees who have attained the age of 21 and have completed one year of service with the Bank. The Retirement Plan is a tax-qualified money purchase plan pursuant to which the Bank's contributions are fixed based upon the compensation of each participant. For each participant, the Bank's contribution is an amount equal to 7.5% of the participant's base salary. With the consent of the Retirement Plan's administrator, the Retirement Plan may also accept rollover contributions from employees. Messrs. Marcell, Fewer and Powers are trustees of the Retirement Plan. A participant's account balance becomes 100% vested after completion of seven years of service. A participant also becomes 100% vested in his account balance in the event of death, disability or retirement. Normal retirement age under the Retirement Plan is 65. Retirement expense is funded as accrued and amounted to $222,000 for fiscal 2000, $193,000 for fiscal year 1999 and $182,000 for fiscal year 1998.

      Supplemental Executive Retirement Plan. The Bank adopted a supplemental executive retirement plan ("SERP") in fiscal 1998 in order to supplement the retirement benefits payable to Mr. Marcell pursuant to the Bank's qualified plans. The SERP provides for payments for a period of ten years beginning at retirement based on a percentage of annual cash compensation. Assuming Mr. Marcell remains in the Bank's employ at age 68, the SERP provides for an annual benefit equal to 50% of his annual cash compensation. In the event that Mr. Marcell retires prior to age 68, his benefit will be reduced in increments of 5% per year. The Bank accrued $18,000, $18,000 and $234,000 on a pre-tax basis, $11,000, $11,000 and $144,000 after tax, for the years ended June 30, 2000, 1999 and 1998, respectively, which included estimated costs for past service.

Transactions With Certain Related Persons

      In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

      Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

Fiscal Year Option Values

      The following table sets forth, with respect to each executive officer named in the Summary Compensation Table, information with respect to stock options granted during fiscal 2000.

                                                                                                      Potential Realizable Value at
                                                                                                      Assumed Annual Rates of Stock
                                                                                                      Price Appreciation for Option
                                       Individual Grants                                                         Term(4)
---------------------------------------------------------------------------------------------------   ------------------------------
                                  Number of         Percent of Total
                                 Securities         Options Granted      Exercise
                                 Underlying         to Employees in        Price        Expiration
Name                         Options Granted(1)      Fiscal Year(2)      ($/Sh)(3)         Date            5%                 10%
-----------------------      ------------------     ---------------      ---------      -----------   -----------         ----------
Frederick A. Marcell, Jr.          16,800                 7.5%            $9.0625        10/26/09       $95,749           $242,647
Thomas M. Fewer                    11,200                 6.7              9.0625        10/26/09        63,833            161,765
John J. Foff, Jr.*                 11,200                 6.7              9.0625        10/26/09          *                 *
John T. Powers                     11,200                 6.7              9.0625        10/26/09        63,833            161,765

------------
* Mr. Foff resigned effective July 28, 2000, at which time the options granted to Mr. Foff expired.
(1) None of the indicated awards were accompanied by stock appreciation rights.
(2) Percentage of options granted to all employees and directors during fiscal 2000.
(3) The exercise price was based on the market price of the Common Stock on the date of the grant.
(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the Common Stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

Fiscal Year-End Option Values

      The following table sets forth, with respect to each executive officer named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year and the value with respect thereto.

                                          Number of                     Value of Unexercised
                                      Unexercised Options               in the Money Options
                                      at Fiscal Year End                  Fiscal Year End(1)
                              ------------------------------------  ---------------------------------
      Name                     Exercisable         Unexercisable     Exercisable      Unexercisable
-------------------------     -------------       ----------------  -------------    ----------------
Frederick A. Marcell, Jr.          --                   16,800           $ --             $15,750
Thomas M. Fewer                    --                   11,200             --              10,500
John J. Foff, Jr. (2)              --                   11,200             --              10,500
John T. Powers                     --                   11,200             --              10,500

------------
(1) Calculated by determining the difference between the fair market value of the Common Stock underlying the options at June 30, 2000 ($10.00) and the exercise price of the options.

(2) Mr. Foff resigned effective July 28, 2000, at which time the options granted to Mr. Foff expired.

Performance Graph

      The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, the NASDAQ Composite Index and the SNL Securities Thrift Index for the period commencing on December 24, 1998, the day the Common Stock began trading on the Nasdaq, to the close of trading on June 30, 2000.

                           Willow Grove Bancorp, Inc.

                               [GRAPHIC OMITTED]

                                                                   Period Ending
                               -------------------------------------------------------------------------------------
Index                             12/24/98    12/31/98   3/31/99    6/30/99   9/30/99   12/31/99   3/31/00   6/30/00
--------------------------------------------------------------------------------------------------------------------
Willow Grove Bancorp, Inc.         $100.00     $101.84   $ 95.70    $ 98.33   $ 90.99    $ 89.97   $ 86.44   $102.80
NASDAQ*                             100.00      101.36    113.67     124.47    127.49     188.43    211.55    183.87
SNL Thrift Index                    100.00      104.71    105.44     104.18     91.74      85.54     83.59     87.62

------------
* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 1999. Used with permission. All rights reserved.
**    Source: SNL Securities, LC

      The above graph represents $100 invested in the Common Stock at $10.00 per share on December 24, 1998, the date it commenced trading on the Nasdaq. The cumulative total returns include the payment of dividends by the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company; and (iv) all directors and executive officers of the Company as a group.

                                              Amount and Nature
Name of Beneficial                              of Beneficial
Owner or Number of                             Ownership as of       Percent of
  Persons in Group                          September 21, 2000(1)   Common Stock
--------------------                        ---------------------   ------------

Willow Grove Mutual Holding Company
Welsh & Norristown Roads
Maple Glen, Pennsylvania 19002                2,812,974                 55.2%

Directors:
Lewis W. Hull                                    26,081(2)(3)              *
J. Ellwood Kirk                                  19,081(2)(4)              *
Charles F. Kremp, 3rd                            16,081(2)(3)              *
William W. Langan                                21,721(2)(5)              *
Rosemary C. Loring                                1,000                    *
Frederick A. Marcell, Jr                         52,627(6)               1.0%
A. Brent O'Brien                                 21,081(2)(3)(7)           *
Samuel H. Ramsey, III                            31,981(2)(3)(8)           *
William B. Weihenmayer                           33,581(2)(3)              *

Other Executive Officers:
Christopher E. Bell                              16,491(9)                 *
Thomas M. Fewer                                  40,533(10)                *
John T. Powers                                   19,634(11)                *

All Directors and Executive Officers of the
  Company as a group (12 persons)               299,892                  5.9%

------------
*     Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes 4,481 shares held in the Recognition and Retention Plan Trust ("Recognition Plan") and allocated to the accounts of the directors.

(3) Includes 1,600 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

                                          (Footnotes continue on following page)

(Footnotes continued from previous page)

(4)   Includes 3,000 shares held by Mr. Kirk's spouse.

(5) Includes 15,000 shares held by Mr. Langan's spouse and 2,240 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(6) Includes 350 shares held by Mr. Marcell's children, 30,000 shares held in Mr. Marcell's account in the Bank's (401)(k) retirement plan, 17,931 shares held in the Recognition Plan allocated to Mr. Marcell, 3,360 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date, 686 shares which have been allocated to Mr. Marcell's account in the Company's Employee Stock Ownership Plan ("ESOP") and Mr. Marcell disclaims beneficial ownership of 300 shares held by Mr. Marcell's spouse in her IRA account.

(7)   Includes 15,000 shares held jointly with Mr. O'Brien's spouse.

(8) Includes 7,400 shares held in a trust for which Mr. Ramsey is a beneficiary.

(9) Includes 1,800 shares held jointly with Mr. Bell's spouse, 1,500 shares held by Mr. Bell's children, 4,869 shares held in Mr. Bell's account in the Bank's 401(k) retirement plan, 800 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date, 317 shares which have been allocated to Mr. Bell's account in the ESOP and 4,621 shares held in the Recognition Plan allocated to Mr. Bell.

(10) Includes 10,000 shares held jointly with Mr. Fewer's spouse, 1,000 shares held by Mr. Fewer's children, 17,499 shares held in Mr. Fewer's account in the Bank's 401(k) retirement plan, 2,240 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date, 429 shares which have been allocated to Mr. Fewer's account in the ESOP and 9,365 shares held in the Recognition Plan allocated to Mr. Fewer.

(11) Includes 1,500 shares held jointly with Mr. Power's spouse, 100 shares held by Mr. Powers' children, 6,000 shares held in Mr. Powers' account in the Bank's 401(k) retirement plan, 2,240 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date, 429 shares which have been allocated to Mr. Power's account in the ESOP and 9,365 shares held in the Recognition Plan allocated to Mr. Powers.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors of the Company has appointed KPMG LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2001, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

      The Company has been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending June 30, 2001.

                              STOCKHOLDER PROPOSALS

      Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2001, must be received at the principal executive offices of the Company, Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002, Attention: John T. Powers, Corporate Secretary, no later than June 8, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article II Section 15 of the Company's Bylaws.

                                 ANNUAL REPORTS

      A copy of the Company's Annual Report to Stockholders for the year ended June 30, 2000 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

      Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 2000 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Mr. Christopher E. Bell, Chief Financial Officer, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ John T. Powers
                                              John T. Powers
                                              Corporate Secretary

October 6, 2000

                                 REVOCABLE PROXY

                           WILLOW GROVE BANCORP, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILLOW GROVE BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 9, 2000 AND AT ANY ADJOURNMENT THEREOF.

      The undersigned hereby appoints the Board of Directors of Willow Grove Bancorp, Inc. (the "Company"), or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on September 21, 2000 at the Annual Meeting of Stockholders to be held in the Fairway Room at North Hills Country Club, located at 99 Station Avenue, North Hills, Pennsylvania on Thursday, November 9, 2000, at 11:00 a.m., Eastern Time, and any adjournment thereof.

1. The election as directors of all nominees listed (except as marked to the contrary below):

            |_| FOR                |_| WITHHOLD             |_| FOR ALL EXCEPT

Nominees for three-year term expiring in 2003: Lewis W. Hull, Charles F. Kremp, 3rd and Rosemary C. Loring, Esq.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

___________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as the Company's independent auditors for the year ending June 30, 2001.

            |_| FOR                |_| AGAINST              |_| ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of KPMG LLP.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

      Dated: _________________________, 2000

                                                 _______________________________
                                                 _______________________________
                                                            Signatures

Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

--------------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                      401(K)/ESOP VOTING INSTRUCTION BALLOT
                           WILLOW GROVE BANCORP, INC.

      The undersigned hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan ("401(k)/ESOP") of Willow Grove Bank to vote, as designated below, all the shares of Common Stock of Willow Grove Bancorp, Inc. (the "Company") allocated to my accounts pursuant to the 401(k)/ESOP as of September 21, 2000 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 9, 2000, at 11:00 a.m., Eastern Time, and any adjournment thereof.

1.    ELECTION OF DIRECTORS FOR THREE-YEAR TERM

            |_| FOR                |_| WITHHOLD             |_| FOR ALL EXCEPT

Nominees for three-year term expiring in 2003: Lewis W. Hull, Charles F. Kremp, 3rd and Rosemary C. Loring, Esq.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

___________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2001.

            |_| FOR                |_| AGAINST              |_| ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                          Dated: _________________________, 2000

                                          _______________________________
                                          Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal
2. If you do not return this card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the 401(k)/ESOP are voted.

                   [LETTERHEAD OF WILLOW GROVE BANCORP, INC.]

                                                                 October 6, 2000

To: Participants in the Company's 401(k)/Employee Stock Ownership Plan

      As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your accounts pursuant to the 401(k)/Employee Stock Ownership Plan ("401(k)/ESOP") will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the 401(k)/ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the 401(k)/ESOP. The Plan Administrator will certify the totals to the 401(k)/ESOP Trustees for the purpose of having those shares voted by the Trustees.

      We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k)/ESOP are not received, the shares allocated to your accounts will be voted in the same proportion as all allocated shares under the 401(k)/ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been allocated to you under the 401(k)/ESOP. If you also own shares of Company Common Stock outside of the 401(k)/ESOP, you will receive other voting material for those shares owned by you individually and not under the 401(k)/ESOP. Please return all your voting material so that all your shares may be voted.

                                         Sincerely,


                                         /s/ Frederick A. Marcell, Jr.
                                         Frederick A. Marcell, Jr.
                                         President and Chief Executive Officer

                   RECOGNITION PLAN VOTING INSTRUCTION BALLOT
                           WILLOW GROVE BANCORP, INC.

The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trust ("Recognition Plan") of Willow Grove Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plan to the undersigned as of September 21, 2000 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 9, 2000, at 11:00 a.m., Eastern Time, and any adjournment thereof.

1.    ELECTION OF DIRECTORS FOR THREE-YEAR TERM

            |_| FOR                |_| WITHHOLD             |_| FOR ALL EXCEPT

Nominees for three-year term expiring in 2003: Lewis W. Hull, Charles F. Kremp, 3rd and Rosemary C. Loring, Esq.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

___________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as the Company's independent auditors for the year ending June 30, 2001.

            |_| FOR                |_| AGAINST              |_| ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                          Dated: _________________________, 2000

                                          _______________________________
                                          Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal
2. If you do not return this card, your shares will not be voted.

                   [LETTERHEAD OF WILLOW GROVE BANCORP, INC.]

                                                                 October 6, 2000

To: Persons Granted Restricted Stock Under the Company's Recognition and Retention Plan

      As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Recognition and Retention Plan and Trust ("Recognition Plan") will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustee of the Recognition Plan for the purpose of having those shares voted by the Trustee.

      We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                           Sincerely,


                                           /s/ Frederick A. Marcell, Jr.
                                           Frederick A. Marcell, Jr.
                                           President and Chief Executive Officer